Balances at Other Banks	12 Months Ended
Dec. 31, 2014
Balances at Other Banks [Abstract]
Balances at Other Banks
(2) Balances at Other Banks

The Company is required to maintain certain reserves of vault cash and/or deposits with the Federal Reserve Bank. The amount of this reserve requirement, included in cash and due from banks and federal funds sold and other short term investments, was approximately $91.2 million and $83.6 million at December 31, 2014 and 2013, respectively.